Exhibit 10.1

FIRST AMENDMENT TO SUBLEASE AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (the “First Amendment”) made as of this 30th day of March, 2020, by and between CONATUS PHARMACEUTICALS INC., a Delaware corporation (hereinafter referred to as Sublessor) and REAL ESTATE OF THE PACIFIC DBA PACIFIC SOTHEBY’S INTERNATIONAL REALTY a California corporation (hereinafter referred to as Sublessee).

WITNESSETH:

WHEREAS, on February 28, 2014, Sublessor, as Tenant, entered into a lease (which lease, including the First Amendment to Lease Agreement dated May 29, 2015, is hereinafter referred to as the "Master Lease") with The Point Office Partners, LLC, as Landlord (hereinafter referred to as the "Master Lessor"), which lease, concerns approximately 9,954 rentable square feet located in Suite 200 (the "Initial Premises") and 3,271 rentable square feet located in Suite 250 (the “Expansion Premises”, together with the Initial Premises, 13,225 rentable square feet referred to as the “Subleased Premises”) within that certain building located at 16745 West Bernardo Drive, San Diego, California (the “Building”);

WHEREAS, on December 18, 2019, Sublessor and Sublessee entered into a Sublease Agreement (the “Sublease”) for the Subleased Premises; and

WHEREAS, Sublessor and Sublessee desire to amend the Sublease to modify the commencement for the sublease of the Expansion Premises.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

1. Defined Terms.  Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Sublease.  All references in this First Amendment to the “Sublease” shall be deemed to be references to the Sublease as amended by this First Amendment.

2. Expansion Premises Commencement Date. Effective as of the date hereof, all references in the Sublease to the Expansion Premises Commencement Date shall be deemed to be references to May 15, 2020.

[The following page is the signature page.]

IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this First Amendment effective as of the day and year first‑above written.

SUBLESSOR:		SUBLESSEE:
CONATUS PHARMACEUTICALS INC.		REAL ESTATE OF THE PACIFIC DBA
PACIFIC SOTHEBY’S INTERNATIONAL
REALTY

By:	/s/ Keith W. Marshall, Ph.D., M.B.A.	By:	/s/ Brian Arrington
Name:	Keith W. Marshall, Ph.D., M.B.A	Name:	Brian Arrington
Title:	EVP, COO & CFO	Title:	CEO
Date:	March 30, 2020	Date:	March 27, 2020